Exhibit 99.4

                        MILLENNIUM PHARMACEUTICALS, INC.
                DESCRIPTION OF NON-EMPLOYEE DIRECTOR COMPENSATION

We do not pay directors who are also Millennium employees any additional compensation for their service as a director. We do pay our non-employee directors for their service as directors.

Each year, the Board Governance Committee reviews the compensation we pay to our non-employee directors. The Committee compares our Board compensation to compensation paid to non-employee directors by similarly sized public companies in similar businesses. The Committee also considers the responsibilities that we ask our Board members to assume and the amount of time required to perform those responsibilities.

Below we show the rate of compensation that we pay to our non-employee directors.

CASH COMPENSATION

Directors may choose to receive all or a portion of their annual cash retainer in the form of Millennium common stock.

Each director who is not an employee of Millennium receives:

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TYPE OF FEE                    AMOUNT  FOR EACH
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Annual retainer:...............$50,000 Year of service

Additional annual retainer for
chairman of the board:.........$20,000 Year of service

Additional annual retainer for
vice chairman of the board:....$10,000 Year of service

Additional annual retainer for
chairman of audit committee:...$10,000 Year of service

Additional annual retainer for
committee chairman (other than
audit chairman):...............$5,000  Year of service

Attendance:....................$2,500 Board meeting attended in person
                               $1,500 Board meeting by conference telephone
                               $1,500 Board committee meeting attended in person $1,000 Board committee meeting by conference telephone
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Millennium also reimburses non-employee directors for reasonable travel and out-of-pocket expenses in connection with their service as directors.


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STOCK COMPENSATION

STOCK OPTIONS

Under the stock option program for directors adopted by the Board, our non-employee directors receive stock option grants as follows:

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                   NUMBER OF                               VESTING
                    SHARES       GRANTED ON                SCHEDULE
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Initial Stock
Option Grant:.......35,000       the date the director    25% annually
                                 is first elected         over four years
                                                          beginning on the first
                                                          anniversary of the
                                                          date of grant

Annual Stock
Option Grant:.......20,000       the last business        100% on the one year
                                 day of the month         anniversary of the
                                 in which the annual      date of grant
                                 meeting of stockholders
                                 occurs, prorated for
                                 service on the Board of
                                 less than one year

Non-employee
Chairman of the
Board:..............10,000       the date of the          100% on the one year
                                 annual option grant      anniversary of the
                                                          date of grant

Vice Chairman
of the Board:.. .....5,000       the date of the          100% on the one year
                                 annual option grant      anniversary of the
                                                          date of grant

Chairman of audit
committee:...........5,000       the date of the          100% on the one year
                                 annual option grant      anniversary of the
                                                          date of grant

Committee chairman
(other than
audit chairman):.....2,500       the date of the          100% on the one year
                                 annual option grant      anniversary of the
                                                          date of grant

RESTRICTED STOCK

Non-employee directors receive a restricted stock unit award of 5,000 shares each year on the last business day of the month in which the annual meeting of stockholders occurs. The award vests 100% on the one year anniversary of the date of grant. Directors may elect to defer receipt of the shares of common stock underlying the stock units until a later date. Deferrals made are intended to comply with Section 409A of the Internal Revenue Code, as amended.